UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 24, 2004


                                 FX ENERGY, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                         000-25386            87-0504461
-------------------------------    ------------------------  -------------------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
 incorporation or organization)                              Identification No.)

              3006 Highland Drive, Suite 206
                   Salt Lake City, Utah                       84106
         ----------------------------------------          ----------
         (Address of principal executive offices)          (Zip code)

       Registrant's telephone number, including area code: (801) 486-5555

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

                  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

              ITEM 1.01--ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On December 24, 2004, FX Energy, Inc. adopted a restated 401(k) stock bonus plan effective January 1, 2004.

         The 401(k) stock bonus plan covers all eligible employees employed by FX Energy on the applicable plan entry dates that have completed 90 days of continuous service. All employees, except those that are covered by a collective bargaining agreement that does not provide for participation in the plan, that have not reached at least 21 years of age, or that are designated by FX Energy to be a consultant, independent contractor, or leased employee, are eligible to participate as of a plan entry date nearest their date of hire, which is the first day of each calendar quarter.

         The 401(k) plan provides for voluntary compensation deferrals between 1% and 100% of annual eligible compensation, subject to a maximum limit allowed under the Internal Revenue Code, which is subject to adjustment for cost of living increases. Each pay period, FX Energy will make a matching contribution to each participant's account in an amount to be determined at the discretion of FX Energy, but not to exceed 25% of a participant's contribution, subject to the limitations that the combined allocation of all deferrals and contributions may not exceed a maximum limit allowed under the Internal Revenue Code, which is subject to adjustment for cost of living increases in future years.

         Prior to normal retirement at age 65, FX Energy's profit sharing and matching contributions vest 100% after three years of service. In addition, participants will become vested in the balance of their profit-sharing contribution account attributable to profit-sharing contributions after January 1, 2004, at a graduated vesting schedule over three years, except in the case of death, disability, or reaching age 65 while employed, in which instances such contributions are fully vested.

         FX Energy may make additional discretionary contributions to the accounts of plan participants at the end of each plan year, which are subject to the same vesting rules as matching contributions. Participant compensation deferrals and rollover contributions accepted by the 401(k) plan are at all times fully vested.

         The trustee under the 401(k) plan, at the direction of each participant, invests the assets of the 401(k) plan, except for nonelective contributions of FX Energy securities, in any of a number of investment options allowable under the standardized prototype plan. Participants are eligible for a distribution from the 401(k) plan upon reaching age 59-1/2, reaching age 65 (normal retirement), death, disability, or separation from service with FX Energy, in the form of a lump sum payment or installments.

         On December 24, 2004, FX Energy contributed 21,893 shares of common stock as a discretionary, nonelective contribution, allocated among plan participants as follows:

         Participant                                   Number of Shares
         -----------                                   ----------------

         David N. Pierce.....................................1,918
         Andrew W. Pierce....................................1,768
         Thomas B. Lovejoy...................................1,768
         Scott J. Duncan.....................................1,768
         Jerzy Maciolek......................................1,768
         Others.............................................12,903
                                                            ------
           Total............................................21,893
                                                           =======

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

         On December 24, 2004, the market price for our common stock was approximately $10.69 per share.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               FX ENERGY, INC.
                                               Registrant


Dated: December 30, 2004                      By  /s/ Scott J. Duncan
                                                --------------------------------
                                                Scott J. Duncan, Vice President

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